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                                     ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto persons or entities listed on Schedule A hereto in the denominations set forth on such Schedule, the rights represented by the Warrant to Purchase Common Stock of Advanced Materials Group, Inc., Expiring December 22, 2000, entitling the holder to subscribe for and purchase 60,000 shares of common stock, and appoints __________ attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.

Dated:______,1997             TRILON DOMINION PARTNERS, L.L.C.,
                              a Delaware limited liability company


                              By:
                                 -----------------------------

                              Its:

                              Signature guaranteed:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.